AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 1st Quarter 2011

For the periods ended March 31, 2011, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the quarter, 1-, 3-, 5-, and 10-year periods by 481, 15, 72, 49, and 54 basis points, respectively.  On a net basis, the HIT outperformed the benchmark for the quarter, 3-, 5-, and 10-year periods by 36, 26, 4, and 12 basis points, respectively, as shown below.

Performance for periods ended March 31, 2011
(Returns for periods exceeding one year are annualized)

	Quarter	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	0.91%	5.27%	6.01%	6.51%	6.10%
HIT Total Net Rate of Return	0.79%	4.81%	5.56%	6.06%	5.68%
Barclays Capital Aggregate Bond Index	0.42%	5.12%	5.30%	6.03%	5.56%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

With its specialization in government-insured and guaranteed multifamily mortgage-backed securities (MBS) and focus on multifamily construction-related securities, the Housing Investment Trust has served its investors well by generating higher income than the Barclays Aggregate without taking additional credit risk.  Further, the HIT provides diversification from other fixed-income investments and equities since it does not invest in corporate bonds; it substitutes multifamily MBS for corporate bonds and some Treasury and agency debt in the benchmark.

Positive contributions to the HIT’s performance in the first quarter relative to the Barclays Aggregate included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Strong performance by the HIT’s agency multifamily mortgage-backed securities (MBS) as spreads relative to Treasuries tightened in all sectors.  Ginnie Mae permanent loan certificate spreads tightened by approximately 23 basis points (bps), and Ginnie Mae construction/permanent loan certificate spreads tightened by approximately 48 bps.  Fannie Mae multifamily DUS also experienced strong performance across all bond structures, with the more callable bonds outperforming the more bullet-like structures.  Spreads tightened by approximately 3 to 13 bps.

●
The portfolio’s slightly short relative duration position relative to the Barclays Aggregate as interest rates rose across the yield curve. Two-year Treasury yields rose by 23 bps, while 10-year yields rose by 18 bps.

Negative contributions to the HIT’s performance included:

●
The HIT’s overweight to the highest credit quality in the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were 29, 72, 118, and 160 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 95% of the HIT portfolio is AAA-rated or carries a U.S. government or government-sponsored enterprise (GSE) guarantee, compared to approximately 77% for the Barclays Aggregate.

●
The portfolio’s underweight to private-label commercial MBS (CMBS) as this sector was the best performing in the Barclays Aggregate.  CMBS posted 203 bps of excess return for the quarter.  At the end of the quarter, the HIT held 0.57% in private label CMBS versus 2.41% for the Barclays Aggregate.

1 Does not equal the difference between the two numbers in the table due to rounding.

AFL-CIO HOUSING INVESTMENT TRUST	2011 Q1 Highlights

●
Strong performance by corporate bonds, which had excess returns of 102 bps, the second best performing sector  in the Barclays Aggregate.  The HIT does not invest in corporate bonds, whereas the sector comprised 19.4% of the index at the end of the first quarter.

The HIT enters the second quarter of 2011 well-positioned for continued investment success due to its superior portfolio fundamentals, which are expected to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark. In this economic environment, high credit quality fixed-income investments like the HIT could offer good investment opportunities for Taft-Hartley and public employee pension plan investors. With its focus on relatively high income-generating multifamily MBS, the HIT’s portfolio is well-positioned versus the benchmark in this uncertain market environment.   Staff will continue to actively manage the portfolio with an emphasis on prudent investments that also create jobs and economic stimulus. The HIT continues to identify and review projects for the portfolio that will enhance its ability to perform in 2011 and beyond.

First Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.16%	0	5.29
Agencies	+0.29%	+28	3.31
Single family agency MBS (RMBS)	+0.58%	+55	4.56
Corporates	+0.86%	+102	6.51
Commercial MBS (CMBS)	+2.05%	+203	3.67
Asset-backed securities (ABS)	+0.64%	+61	3.22
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	12/31/2010	3/31/2011	Change
3 Month	0.120%	0.091%	-0.0284%
6 Month	0.181%	0.169%	-0.0117%
1 Year	0.262%	0.273%	0.0109%
2 Year	0.593%	0.821%	0.2278%
3 Year	0.987%	1.299%	0.3114%
5 Year	2.006%	2.277%	0.2706%
7 Year	2.701%	2.920%	0.2191%
10 Year	3.294%	3.470%	0.1768%
30 Year	4.334%	4.508%	0.1734%
Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind.

AFL-CIO HOUSING INVESTMENT TRUST	2011 Q1 Highlights

Portfolio Data as of March 31, 2011

Net Assets	$3,933,032,369
Portfolio Effective Duration	4.825 years
Portfolio Average Coupon	4.44%
Portfolio Current Yield	4.58%
Portfolio Yield to Worst	3.54%
Convexity	-0.110
Maturity	7.857 years

Portfolio Percentage in Each of the Following Categories: 1

Agency Multifamily MBS	63.34%
Agency Single-Family MBS	27.44%
U.S. Treasury	5.43%
AAA Private-Label CMBS	0.57%
Cash & Short-Term Securities	3.22%

Portfolio Percentage in Each of the Following Categories: 1

Mortgage-Backed Securities	27.44%
CMBS – Agency Multifamily*	58.88%
Federal Agency Notes	0.00%
U.S. Treasury Notes/Bonds	5.43%
State Housing Bonds	4.65%
Construction & Permanent Mortgages	0.38%
Cash & Short-Term Securities	3.22%
 * Includes multifamily MBS (47.53%), AAA Private-Label CMBS (0.57%)
   and multifamily Construction MBS (10.78%).

Geographical Distribution of Long-Term Portfolio: 2

West	3.98%
Midwest	12.28%
South	2.51%
East	25.35%
National Mortgage Pools	55.88%

1 Percentages weighted by unfunded construction-related security purchase commitments.
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST	2011 Q1 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 3

Cash	3.22%	5-5.99 years	5.24%
0-0.99 years	7.57%	6-6.99 years	8.31%
1-1.99 years	9.81%	7-7.99 years	9.61%
2-2.99 years	19.52%	8-8.99 years	8.18%
3-3.99 years	15.85%	9-9.99 years	3.78%
4-4.99 years	6.43%	Over 10 years	2.48%

Maturity Distribution (based on stated maturity):  3

0 – 1 year	4.05%
1 – 2.99 years	2.88%
3 – 4.99 years	2.62%
5 – 6.99 years	5.19%
7 – 9.99 years	16.38%
10 – 19.99 years	12.49%
Greater than 20 years	56.39%

Quality Distribution: 3,4

Government or Agency	94.22%
AAA	0.59%
AA	3.49%
A	1.70%

Bond Sector Distribution: 3,4

MBS	94.39%
Treasury	5.61%
Agency	0.00%

3 Percentages weighted by unfunded construction-related security purchase commitments.
4 Excludes cash and short-term equivalents.